UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2023

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-32414	72-1121985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5718 Westheimer Road, Suite 700

Houston, Texas 77057

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 16, 2023, at the 2023 annual meeting of shareholders (the “Annual Meeting”) of W&T Offshore, Inc. (the “Company”), the Company’s shareholders approved the adoption of the W&T Offshore, Inc. 2023 Incentive Compensation Plan (the “2023 Plan”). The Company will no longer grant awards pursuant to the Amended and Restated Incentive Compensation Plan and the Company’s 2004 Directors Compensation Plan.

The 2023 Plan is a broad-based incentive plan that provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, stock awards, dividend equivalents, other stock-based awards, cash awards and substitute awards. The 2023 Plan gives the compensation committee of the board of directors of the Company full authority to grant awards to eligible individuals under the 2023 Plan as part of the Company’s overall compensation program.

Under the 2023 Plan, the Company may issue a total of 10,000,000 shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), subject to the share recycling and adjustment provisions of the 2023 Plan.

The foregoing description of the 2023 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. In addition, a description of the material terms of the 2023 Plan was included in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 1, 2023 (the “Proxy Statement”).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, on June 16, 2023, at the Annual Meeting, the Company’s shareholders approved amendments to the Company’s Amended and Restated Articles of Incorporation to (i) increase the authorized shares of Common Stock from 200,000,000 shares to 400,000,000 shares; (ii) lower the requisite vote to approve fundamental actions that would otherwise require a two-thirds vote under Texas or other law to a simple majority; (iii) provide shareholders the ability to amend the Company’s Bylaws; (iv) reduce the ownership threshold required for shareholders to call a special shareholder meeting from 30% to 25%; (v) provide shareholders the ability to act via written consent and (vi) make certain other minor, immaterial changes that do not substantively affect shareholder rights. The foregoing amendments were incorporated into the Second Amended and Restated Articles of Incorporation (the “Second A&R Charter”), which became effective on June 16, 2023, upon filing with the Secretary of State of the State of Texas.

The foregoing description of the Second A&R Charter is qualified in its entirety by reference to the full text of the Second A&R Charter, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2023, the Company held the Annual Meeting virtually. The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Proxy Statement.

Proposal 1: To elect five directors to hold office until the 2024 annual meeting of the Company’s shareholders and until their successors are duly elected and qualified. All nominees were elected by the votes indicated.

Nominee	For	Withheld	Broker Non-Votes
Ms. Virginia Boulet	90,017,940	12,871,557	19,843,987
Mr. Daniel O. Conwill, IV	94,163,077	8,726,420	19,843,987
Mr. Tracy W. Krohn	101,053,110	1,836,387	19,843,987
Mr. B. Frank Stanley	93,594,745	9,294,752	19,843,987
Dr. Nancy Chang	102,230,678	658,819	19,843,987

Proposal 2: To approve, on an advisory basis, the frequency of future advisory votes on compensation of the Company’s named executive officers. The proposal received the votes indicated.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
97,693,990	137,270	2,742,969	2,315,268	19,843,987

In light of the foregoing vote, the Board of Directors of the Company has determined that the Company will hold future say-on-pay votes every year.

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal was approved by the votes indicated.

For	Against	Abstentions	Broker Non-Votes
72,075,218	30,514,666	299,613	19,843,987

Proposal 4: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the year ending December 31, 2023. The proposal was approved by the votes indicated.

For	Against	Abstentions
121,268,512	971,951	493,021

Proposal 5: To amend the Company’s Articles of Incorporation to increase the Company’s authorized share capital. The proposal was approved by the votes indicated.

For	Against	Abstentions
117,677,307	4,573,123	483,054

Proposal 6: To amend the Company’s Articles of Incorporation to eliminate supermajority voting requirements. The proposal was approved by the votes indicated.

For	Against	Abstentions	Broker Non-Votes
101,510,394	1,180,862	198,241	19,843,987

Proposal 7: To amend the Company’s Articles of Incorporation to provide shareholders the ability to amend the Company’s Bylaws. The proposal was approved by the votes indicated.

For	Against	Abstentions	Broker Non-Votes
101,969,829	810,323	109,345	19,843,987

Proposal 8: To amend the Company’s Articles of Incorporation to lower the ownership threshold required for shareholders to call a special shareholder meeting. The proposal was approved by the votes indicated.

For	Against	Abstentions	Broker Non-Votes
102,259,909	531,356	98,232	19,843,987

Proposal 9: To amend the Company’s Articles of Incorporation to provide shareholders the ability to act via written consent. The proposal was approved by the votes indicated.

For	Against	Abstentions	Broker Non-Votes
102,289,838	433,988	165,671	19,843,987

Proposal 10: To approve the W&T Offshore, Inc. 2023 Incentive Compensation Plan. The proposal was approved by the votes indicated.

For	Against	Abstentions	Broker Non-Votes
84,186,641	18,416,469	286,387	19,843,987

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Articles of Incorporation of W&T Offshore, Inc.
10.1	W&T Offshore, Inc. 2023 Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC.
(Registrant)

Dated: June 20, 2023	By:	/s/ Jonathan Curth
	Name:	Jonathan Curth
	Title:	Executive Vice President, General Counsel and Corporate Secretary